UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 26, 2020

Greencity Acquisition Corporation

(Exact name of registrant as specified in its charter)

Cayman Islands	001-39404	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

505 Eshan Road, Floor 6,

Pudong New District, Shanghai, China 200120

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (+86) 21-20257919

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Units, each consisting of one Ordinary Share and one Redeemable Warrant	GRCYU	The Nasdaq Stock Market LLC

Ordinary Shares, par value $0.0001 per share	GRCY	The Nasdaq Stock Market LLC

Redeemable Warrants, each exercisable for one-half of Ordinary Share for $11.50 per share	GRCYW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

As previously reported, Greencity Acquisition Corporation (the “Company”) consummated its initial public offering (“IPO”) of an aggregate of 4,000,000 units (the “Units”). Each Unit consists of one ordinary share of the Company, par value $0.0001 per share (“Ordinary Shares”), and one redeemable warrant of the Company (the “Warrants”), with each Warrant entitling the holder thereof to purchase one-half of one share of Ordinary Share for $11.50 per share. The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of approximately $40,000,000.

On August 26, 2020, the Company issued a press release, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K, announcing that the holders of the Units may elect to separately trade the Ordinary Shares and Warrants comprising the Units commencing on August 28, 2020. Those Units not separated will continue to trade on The Nasdaq Capital Market under the symbol “GRCYU,” and the Ordinary Shares and Warrants that are separated will trade on The Nasdaq Capital Market under the symbols “GRCY” and “GRCYW,” respectively. No fractional Warrants will be issued upon separation of the Units and only whole Warrants will trade. Holders of the Units will need to have their brokers contact Continental Stock Transfer & Trust Company, the Company’s transfer agent, in order to separate the Units into Ordinary Shares and Warrants.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description of Exhibits
99.1	Press Release dated August 26, 2020.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 26, 2020	Greencity Acquisition Corporation

	By:	/s/ Ming Zhang
Name: Ming Zhang
Title: Chief Executive Officer